EXHIBIT 32.1

              CERTIFICATION PURSUANT TO 18 U.S.C. ' 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Teleconnect Inc. (the A Company @) for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the A Report @), the undersigned President and Principal Accounting and Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


Date: December 29, 2005       By: /s/ Gustavo Gomez
                                  Gustavo Gomez
                                  Chief Executive Officer,
                                  President and Treasurer


                              By: /s/ Herman de Haas
                                  Hermand de Haas
                                  Vice President, Chief Financial Officer
                                  and Principal Financial and Accounting Officer